                                  EXHIBIT 31.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
               UNDER SECTION 302 OF THE SARBANES OXLEY ACT OF 2002

I, Robert M. Cohen, Chief Financial Officer and Chief Executive Officer, of Marc
Pharmaceuticals, Inc., certify that:

1.       I have reviewed this Quarterly Report on Form 10-QSB ("Quarterly
Report") of Marc Pharmaceuticals, Inc.;

2.       Based on my knowledge, this Quarterly Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this
Quarterly Report;

3.       Based on my knowledge, the financial statements, and other financial information included in this Quarterly Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Quarterly Report;

4.       As Chief Financial Officer and Chief Executive Officer, I am
responsible for establishing and maintaining disclosure controls and procedures
(as defined in Exchange Act Rules 13a-14 and 15d-14) and internal control financial reporting (as defined in Exchange Act Rules 13a - 15(f) and 15d -
15(f)) for the registrant and I have:

         a) Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Quarterly Report is being prepared;

         b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervisors, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this Quarterly Report my conclusions about the effectiveness of the disclosure control and procedures, as of the end of the period covered by this Quarterly Report based on such evaluation;
     and

         d) Disclosed in this Quarterly Report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

                                       25

5.       As Chief Financial Officer and Chief Executive Officer, I have disclosed, based on my most recent evaluation of internal controls over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

         a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

         b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: September 24, 2004                     By:    /s/ Robert M. Cohen
      ------------------                           -----------------------------
                                             Name:  Robert M. Cohen
                                             Title: Chief Financial Officer and
                                                    Chief Executive Officer

                                       26